Exhibit Q.1
Exhibits:


FEDERATED
EQUITY
FUNDS
Amendment No.
45
to the
RESTATED
AND
AMEND
ED
DECLA
RATION
OF
TRUST
dated August 15,
1995


This Declaration
of Trust
is
amended
as
follows:

	Strike the
first paragraph of
Section 5 ?
Establishment and
Designation of
Series or Class of
Article III ?
BENEFICIAL
INTEREST from
the Declaration of
Trust and substitute
in its place the
following:

"Se
ctio
n 5.
Est
abli
sh
me
nt
and
Des
ign
atio
n of
Seri
es
or
Cla
ss.
Wit
hou
t
limi
ting
the
aut
hori
ty
of
the
Tru
stee
s
set
fort
h in
Arti
cle
XII
,
Sec
tion
 8,
inte
r
alia
, to
esta
blis
h
and
desi
gna
te
any
add
itio
nal
Seri
es
or
Cla
ss
or
to
mo
dify
the
righ
ts
and
pref
ere
nce
s of
any
exis
ting
Seri
es
or
Cla
ss,
the
Seri
es
and
Cla
sses
of
the
Tru
st
are
esta
blis
hed
and
desi
gna
ted
as:

Federated Absolute
Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover
Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Clover
Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Global
Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated
InterContinental
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated
International
Strategic Value
Dividend Fund
Class A Shares
Class C Shares
Institutional Shares

Federated
Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated
Kaufmann Large
Cap Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated
Kaufmann Small
Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated MDT
Mid Cap Growth
Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated
Managed Risk
Fund
Class A Shares
Institutional
Shares
Federated Prudent
Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic
Value Dividend
Fund
Class A Shares
Class C Shares
Institutional Shares

	The
undersigned
hereby certify
that the above-
stated
Amendment is a
true and correct
Amendment to
the Declaration
of Trust, as
adopted by the
Board of
Trustees at a
meeting on the
16th day of
August, 2013, to
become on the
19th day of
September, 2013.

	WITNESS
the due execution
hereof this 16th day
of August, 2013.


/s/ John
F
..

D
o
n
a
h
u
e
/s/
C
h
ar
le
s
F
..
M
a
n
sf
ie
ld
,
Jr
...
John F.
D
o
n
a
h
u
e
Charle
s

F
..

M
a
n
s
f
i
e
l
d
,

J
r
..


/s/ J.
C
h
r
i
s
t
o
p
h
e
r

D
o
n
a
h
u
e
/s
T
h
o
m
a
s
M
..
O
?
N
ei
ll
J.
C
h
r
i
s
t
o
p
h
e
r

D
o
n
a
h
u
e
Thom
a
s

M
..

O
?
N
e
i
l
l


/s/
M
a
u
r
e
e
n

L
a
l
l
y
-
G
r
e
e
n
/s/ John
S
..
W
al
s
h
Mauree
n

L
a
l
l
y
-
G
r
e
e
n
John
S
..

W
a
l
s
h


/s/ Peter
E
..

M
a
d
d
e
n

Peter E.
M
a
d
d
e
n







Current as of:
8/18/94

		US_ACTIVE-115540248.1-ABHELSCH 12/27/2013 10:51 AM